Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "ACCELERATED AQUISITION XVI, INC.", CHANGING ITS NAME FROM "ACCELERATED AQUISITION XVI, INC." TO "INFINITY REAL ESTATE HOLDINGS CORPORATION", FILED IN THIS OFFICE ON THE THIRD DAY OF SEPTEMBER, A.D. 2013, AT 5:07 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.


SECRETARY OF STATE
DELAWARE
1776
1976

Jeffrey W. Bullock, Secretary of State

5055312 8100

131049769

AUTHENTICATION: 0710716

DATE: 09-04-13

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:07 PM 09/03/2013
FILED 05:07 PM 09/03/2013
SRV 131049769 - 5055312 FILE

STATE OF DELAWARE
CERTIFICATE OF THIRD AMENDMENT
OF CERTIFICATE OF INCORPORATION OF
ACCELERATED ACQUISITION XVI, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That a meeting of the shareholders holding a majority of voting shares consented in writing in lieu of a shareholder meeting as provided for under Article I, Section 1.1 of the corporation's Bylaws, and approved the following resolutions:

RESOLVED, that the Certificate of Incorporation of this corporation dated October 21, 2011 be amended by changing the Article thereof numbered **"FIRST"** so that, as amended, said Article shall be and read as follows: The name of the Corporation is : **Infinity Real Estate Holdings Corporation**.

FURTHER RESOLVED, that the Certificate of Incorporation of this corporation dated October 21, 2011, shall be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

"**FOURTH**: The total number of shares of stock which the corporation is authorized to issue is 200,000,000 shares of common stock having a ($0.0001) par value and 10,000,000 shares of preferred stock having a ($0.0001) par value."

SECOND: That a meeting of the shareholders holding a majority of voting shares consented in writing in lieu of a shareholder meeting as provided for under Article I, Section 1.1 of the corporation's Bylaws, and approved the following resolutions:

Article SEVENTH of the Certificate of Incorporation dated October 21, 2011, shall be as follows:

"**SEVENTH**: The name and address of the director of the corporation is David Lavoie c/o, 53 Cranarch Court SE Calgary, AB T3M 0S6"

THIRD: That thereafter, pursuant to Delaware General Corporation Laws Section 222, a consent in writing, setting forth the action so taken, was signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting in which all shares entitled to vote thereon were present.

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 4th day of September, 2013.

By: /s/ [signature]
Name: Onkar Dhaliwal

Title: President / CEO